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                                                                    Exhibit 10.5

                              MEHLAND DEVELOPERS
                           521 BYERS ROAD, SUITE 201
              MIAMISBURG, OHIO 45342   937/866-1974  FAX 866-2952



                               ADDENDUM TO LEASE

                              SECOND TERM RENEWAL

                               OCTOBER 23, 2000



BETWEEN:        Lessor - Mehland Developers
                Lessee - Geerlings & Wade

LEASE DATED:    October 31, 1994

SECTION:        5.  OPTIONS TO RENEW:

                The Lease shall be renewed for one additional term of three (3) years, commencing on March 2, 2001 through February 28, 2004.

SECTION:        6.  RENEWAL TERM RENT:

                Rent for the second renewal term shall be increased yearly based on the CPI.


All other conditions of the Lease shall remain in effect.



LESSEE:                                 LESSOR:

GEERLINGS & WADE                        MEHLAND DEVELOPERS
960 Turnpike Street                     521 Byers Road, Suite 201
Canton, MA 02021                        Miamisburg, OH 45342


BY: /s/ David R. Pearce, President      BY: /s/ M. Metzger
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DATE: 11/7/00                           DATE: 10/23/00
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